   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1997
                                                      REGISTRATION NO. 333-____


                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549
                                    ______________

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.
                (Exact Name of Registrant as Specified in Its Charter)

                                      MINNESOTA
            (State or Other Jurisdiction of Incorporation or Organization)

                                      41-1407863
                         (I.R.S. Employer Identification No.)

      3415 UNIVERSITY AVENUE, ST. PAUL, MN                  55114
    (Address of  Principal Executive Offices)              (Zip Code)

                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.
                                1995 STOCK OPTION PLAN
                  UNITED STATES SATELLITE BROADCASTING COMPANY, INC.
                     1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                              (Full Title of the Plans)

                           DAVID A. JONES, GENERAL COUNSEL,
                    UNITED STATES SATELLITE BROADCASTING COMPANY, INC.
                      3415 UNIVERSITY AVENUE, ST. PAUL, MN  55114
                         (Name and Address of Agent for Service)

                                    (612) 645-4500
             Telephone Number, Including Area Code, of Agent For Service

                                      Copies to:
                                 MARK S. WEITZ, ESQ.
                               JEFFREY L. COTTER, ESQ.
                 LEONARD, STREET AND DEINARD PROFESSIONAL ASSOCIATION
                                150 SOUTH FIFTH STREET
                                MINNEAPOLIS, MN  55402
                                    (612) 335-1500

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Proposed     Proposed
                                                                                          Maximum       Maximum
                                                                            Amount        Offering     Aggregate     Amount of
                                                                            To Be         Price Per     Offering   Registration
            Title of Securities To Be Registered                          Registered      Share(1)      Price(1)      Fee(1)
----------------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, $.0001 par value per share, issuable under
the United States Satellite Broadcasting Company, Inc. 1995 Stock         2,150,000     $7.75          $16,662,500   $5,049
Option Plan and the United States Satellite Broadcasting Company,
Inc. 1996 Non-Employee Director Stock Option Plan

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based upon the last reported sale for such stock on November 13, 1997, as reported by the Nasdaq National Market System.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed below are incorporated herein by reference.
All documents subsequently filed by United States Satellite Broadcasting Company, Inc. (the "Registrant") pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this Registration Statement which indicates that all shares of the Registrant's Class A Common Stock ("Class A Common Stock") offered pursuant to this Registration Statement have been sold or which reregisters all shares of Class A Common Stock then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents:

         (a) The Registrant's Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission (the "Commission") on October 9, 1997 (Commission File No. 0-27492), relating to the Company's Annual Meeting of Shareholders held on November 17, 1997;

         (b) The Registrant's Annual Report to Shareholders filed with the Commission on October 9, 1997, relating to the Company's Annual Meeting of Shareholders held on November 17, 1997;

         (c) The Registrant's Annual Report on Form 10-K (Commission File No. 0-27492) for the year ended June 30, 1997, filed with the Commission on September 26, 1997;

         (d) The Registrant's Report on Form 10-Q (Commission File No. 0-27492) for the fiscal quarter ended September 30, 1997, filed with the Commission on November 13, 1997; and

         (e) The description of the Class A Common Stock contained in the Registrant's Registration Statement filed on Form S-1 (Registration No. 33-99906), filed with the Commission on December 1, 1995, and as amended by Amendment Nos. 1, 2, 3 and 4 which were filed with the Commission on January 9, 1996, January 9, 1996, January 23, 1996 and January 29, 1996, respectively.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Mr. Sidney Barrows, Of Counsel with Leonard, Street and Deinard Professional Association ("Leonard Street"), counsel to the Registrant, and Mr. Robert Barrows, a shareholder of Leonard Street, own 248,550 and 15,000 shares of the Class A Common Stock, respectively.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Restated Articles of Incorporation provide that a director of the Registrant will not be personally liable to the Registrant or its shareholders for monetary damages for any breach of fiduciary duty as a director, except in certain cases where liability is mandated by the Minnesota Business Corporation Act (the "MBCA"). This provision has no effect on any non-monetary remedies that may be available to the Registrant or its shareholders, nor does it relieve the Registrant or its directors from compliance with federal or state securities laws. The MBCA requires the Registrant to indemnify, subject to certain conditions, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation, administrative hearing or any other proceeding by reason of the fact that such person is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity, against expenses (including attorneys' fees) and losses, claims, liabilities, judgments, fines and amounts paid in settlement actually incurred by such person in connection with such proceeding. There is no pending litigation or proceeding involving a director, officer, employee or agent of the Registrant or any affiliate of the Registrant as to which indemnification is being sought, and the Registrant is not aware of any pending or threatened litigation that may result in claims for indemnification by any such persons.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.


ITEM 8.  EXHIBITS.

         4.1 Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

         4.2 Bylaws of the Registrant (incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

         4.3 Form of Second Restatement of the Registrant's Articles of Incorporation (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

         4.4 Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

         5.1 Opinion of Leonard, Street and Deinard Professional Association regarding the legality of the securities being registered.

         23.1 Consent of Leonard, Street and Deinard Professional Association (included in Exhibit 5.1).

         23.2 Consent of Arthur Andersen LLP.

         24.1 Power of Attorney (included on the signature page of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul, State of Minnesota on this 17th day of November, 1997.

                                  UNITED STATES SATELLITE
                                  BROADCASTING COMPANY, INC.


                                  By   /s/ Stanley E. Hubbard
                                  Stanley E. Hubbard
                                  Chief Executive Officer and
                                  President (Principal Executive Officer)

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stanley E. Hubbard his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature             Title                                         Date
-------------------------   -------------------------------------------  --------------------
/s/ Stanley S. Hubbard                                                    November 17, 1997
-------------------------
Stanley S. Hubbard          Chairman of the Board

/s/ Stanley E. Hubbard                                                    November 17, 1997
-------------------------
Stanley E. Hubbard          Chief Executive Officer, President and
                            Director (Principal Executive Officer)

/s/ Robert W. Hubbard                                                     November 17, 1997
-------------------------
Robert W. Hubbard           Executive Vice President and Director

                                                                          November   , 1997
-------------------------
Gerald D. Deeney            Treasurer, Chief Financial Officer (Principal
                            Financial and Accounting Officer)

/s/ David S. Allen                                                        November 17, 1997
-------------------------
David S. Allen              Director

/s/ Peter F. Frenzer                                                      November 17, 1997
-------------------------
Peter F. Frenzer            Director

/s/ Frank N. Magid                                                        November 17, 1997
-------------------------
Frank N. Magid              Director

/s/ John W. Marvin                                                        November 17, 1997
-------------------------
John W. Marvin              Director

/s/ Ward L. Quaal                                                         November 17, 1997
-------------------------
Ward L. Quaal               Director

/s/ William D. Savoy                                                      November 17, 1997
-------------------------
William D. Savoy            Director

/s/ Herbert S. Schlosser                                                  November 17, 1997
-------------------------
Herbert S. Schlosser        Director

                                                                          November   , 1997
-------------------------
Peter G. Skinner            Director

/s/ Louis G. Zachary, Jr.                                                 November 17, 1997
-------------------------
Louis G. Zachary, Jr.       Director


                              EXHIBIT INDEX TO FORM S-8

Exhibit Number     Description
--------------     -----------
     4.1           Restated Articles of Incorporation of the Registrant
                   (incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1
                   (Registration No. 33-99906)).

     4.2 Bylaws of the Registrant (incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

     4.3 Form of Second Restatement of the Registrant's Articles of Incorporation (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-99906)).

     4.4 Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration
                   No. 33-99906)).

     5.1 Opinion of Leonard, Street and Deinard Professional Association regarding the legality of the securities being registered.

    23.1 Consent of Leonard, Street and Deinard Professional Association (included in Exhibit 5.1).

    23.2           Consent of Arthur Andersen LLP.

    24.1 Power of Attorney (included on the signature page of this Registration Statement).